Exhibit 99.1

CONVERSION AND REDEMPTION AGREEMENT

CONVERSION AND REDEMPTION AGREEMENT (the "Agreement"), dated as of August 14, 2014, by and among Ener-Core, Inc., a Nevada corporation, with headquarters located at 9400 Toledo Way, Irvine, California 92618 (the "Company"), and the investor listed on the signature page attached hereto (the "Holder"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Notes (as defined below).

WHEREAS:

A. Pursuant to a Securities Purchase Agreement dated as of April 15, 2014 by and among the Company, the Holder and certain other buyers (the "Other Holders" and together with the Holder, the "Holders") party thereto ("Purchase Agreement"), the Company sold to the Holders (i) senior secured convertible notes of the Company, in substantially the form attached to the Purchase Agreement as Exhibit A (the "Notes"), which Notes are convertible into the Company's common stock, par value $0.0001 per share (the "Common Stock"), in accordance with the terms of the Notes and (ii) common stock purchase warrants, in substantially the form attached to the Purchase Agreement as Exhibit B (the "Warrants"), representing the right to acquire additional shares of Common Stock (as exercised, the "Warrant Shares").

B. The Company wishes (i) to adjust the Conversion Price in accordance with Section 7(d) of the Notes, (ii) the Holder to convert a portion of the Notes held by the Holder (the "Conversion Notes") into shares of Common Stock (the "Converted Shares") in accordance with its terms and (iii) the Holder to redeem a portion of the Notes held by the Holder for cash, in each case, pursuant to the terms hereof.

NOW, THEREFORE, the Company and the Holder hereby agree as follows:

1.	DECREASE OF CONVERSION PRICE; CONVERSION; RELEASE OF CASH COLLATERAL; REDEMPTION.

(a) On the Closing (as defined in Section 2(b)), subject to the satisfaction (or waiver) of the conditions set forth in Section 4 and 5 below, the Company and the Holder hereby acknowledge and agree that:

(i) the Conversion Price shall be decreased, pursuant to Section 7(d) of the Notes, to $0.20 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof) (the "Adjusted Conversion Price");

(ii) the Holder shall convert, and shall be deemed to have duly executed and delivered to the Company a Conversion Notice for the conversion of, the Conversion Amount of Conversion Notes set forth on the Holder's signature page attached hereto for the number of Converted Shares set forth on the Holder's signature page attached hereto, which number of Converted Shares shall be determined using the Adjusted Conversion Price and after deducting from such number the number of Pre-Installment Conversion Shares that the Company delivered to the Holder with respect to the Installment Date of August 15, 2014;

(iii) the Collateral Agent (as defined in the Purchase Agreement) will issue and deliver written instructions to the Bank (as defined in the Purchase Agreement) to [wire $[     ] to the Company (the "Company Control Account Release") and to effect the Holder Control Account Release (as defined in, and as contemplated pursuant to, Section 5(iv) hereof] [effect the Company Control Account Release and the Holder Control Account Release (each as defined in, and as contemplated pursuant to, Section 3(b)(xv) and Section 5(iv) hereof, respectively)]; and

(iv) solely with respect to the issuance of shares of (A) the Converted Shares and (B) Common Stock in an offer and sale of Common Stock by the Company on or prior to August 31, 2014 generating gross proceeds to the Company of up to $2,000,000 at a purchase price equal to, or greater than, $0.20 per share (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof), the Holder shall have deemed to have waived the anti-dilution provision set forth in Section 2(a) of the Warrants.

2.	CLOSING.

(a) Procedure. At the Closing, the Company shall credit the number of Converted Shares set forth on the Holder's signature page attached hereto to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian system in accordance with the DWAC instructions set forth on the Holder's signature page attached hereto. Effective upon the receipt of such Converted Shares and the receipt by the Holder of a wire transfer in accordance with the Holder Control Account Release (as defined in, and as contemplated pursuant to, Section 5(iv)) set forth on the Holder's signature page attached hereto, the Conversion Amount of the Conversion Notes will be deemed cancelled. No later than five (5) Business Days following the Closing Date (as defined in Section 2(b)), the Holder shall return the original Notes to the Company for cancellation.

(b) Closing. The date and time of the closing (the "Closing") of the transactions specified in Sections 1 and 2(a) above (the "Closing Date") shall be 10:00 a.m., New York City Time, on the date hereof (or such other date and time as is mutually agreed to by the Company and the Holder), subject to the notification of satisfaction (or waiver) of the conditions to Closing set forth in Sections 4 and 5 hereof. The Closing shall occur at the offices of Schulte Roth & Zabel LLP ("SRZ"), 919 Third Avenue, New York, New York 10022.

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3.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a) Holder Representations, Warranties and Covenants. The Holder hereby represents, warrants and covenants, as applicable, to the Company that:

(i) Authorization; Enforcement; Validity. The Holder has the power and authority to execute and deliver this Agreement and perform its obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized by the Holder. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(ii) No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(iii) Title to Notes. The Holder is the beneficial owner and sole legal owner of, and has good and valid title to, the Notes, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto other than encumbrances by one or more brokers of the Holder, which shall terminate upon the Closing, and encumbrances under federal or state securities laws ("Claims"). The Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Notes or its rights in the Notes, or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Notes. Good and valid title to the Notes, free and clear of any Claims, will pass to the Company upon consummation of the transaction contemplated hereby.

(iv) [Company Control Account Release. The Holder, in its capacity as Collateral Agent, shall on the Closing Date promptly following the satisfaction of (i) the Holder's closing conditions set forth in Section 5 below and (ii) the Other Holder's closing conditions set forth in the equivalent provisions in their respective Other Agreements, issue and deliver to the Company an executed written instruction letter addressed to the Bank instructing the Bank to send from the Control Account (as defined in the Purchase Agreement) (A) $[    ] by wire transfer of immediately available funds to the Company pursuant to the Company's wire instructions provided to the Collateral Agent and the Bank in writing (the "Company Control Account Release") and (B) $[    ] by wire transfer of immediately available funds to SRZ pursuant to SRZ' wire instructions provided to the Collateral Agent in writing, as reimbursement by the Company of legal fees and expenses incurred by one of the Other Holders in connection with the transactions contemplated hereby.]

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(b) Company Representations, Warranties and Covenants. The Company hereby represents, warrants and covenants, as applicable, to the Holder that:

(i) Solvency. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have knowledge that its creditors or its Subsidiaries' creditors intend to initiate involuntary bankruptcy proceedings or knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby will not be, Insolvent.

(ii) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform any of its obligations hereunder.

(iii) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Converted Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Converted Shares have been duly authorized by the Company's Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(iv) Issuance of Converted Shares. The Converted Shares are duly reserved for issuance and the issuance of the Converted Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Converted Shares shall be validly issued and free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof and the Converted Shares shall be fully paid and nonassessable with the holder thereof being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Converted Shares is in accordance with Sections 3 and 7(d) of the Note and the Converted Shares constitute Conversion Shares (as defined in the Purchase Agreement). The Converted Shares are registered for resale under the Registration Statement with Registration No. 333-196046 (the "Registration Statement"). The Company hereby represents that the Registration Statement is, as of the date hereof and as of the Closing Date, effective and available for resales and the Company has no knowledge of any fact that would cause the Registration Statement not to be effective and available for the resale of the Converted Shares and the other securities registered pursuant thereto. The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue Converted Shares that are freely tradable on the Principal Market without restriction and not containing any restrictive legend without the need for any action by the Holder.

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(v) Holding Period. For the avoidance of doubt, in the event the Registration Statement is not available for the resale of the Converted Shares or otherwise, for purposes of Rule 144, the Company acknowledges that the holding period of the Converted Shares shall be tacked onto the holding period of the Notes and the Company agrees not to take a position contrary to this Section 3(b)(v).

(vi) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Converted Shares) will not (i) result in a violation of the Company' Articles of Incorporation or Bylaws or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the articles of association or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of Principal Market and including all applicable foreign, federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(vii) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in each case, in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Converted Shares shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

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(viii) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(ix) Other Agreements. The Company is negotiating, and intends to implement, the conversion and redemption of the other Notes issued pursuant to the Purchase Agreement that are currently outstanding by entering into other agreements (the "Other Agreements") in the same form as this Agreement. The Company will not provide any Other Holders with a more favorable Conversion Price or other more favorable terms than is provided to the Holder hereunder or offer any consideration (other than the reimbursement of legal fees) to any holder of such Notes without offering the same consideration to the Holder.

(x) SEC Filings. As of their respective filing dates, the Company's filings with the SEC under the 1934 Act since April 15, 2014, including, without limitation, the Company's Quarterly Report on Form 10-Q for fiscal quarter ended March 31, 2014 filed on May 13, 2014 (the "SEC Documents"), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xi) Disclosure of Transactions and Other Material Information. The Company shall file a current report on Form 8-K (the "8-K Filing") on or before 8:30 a.m., New York City time, on the first Business Day after this Agreement has been executed, in the form required by the 1934 Act, relating to the transactions contemplated by this Agreement and the Other Agreements and attaching this Agreement or a form hereof (including, without limitation, all schedules and exhibits to this Agreement) as an exhibit to such filing. From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents delivers any material, non-public information to the Holder without the Holder's consent, and the Company does not make the public disclosure required by the preceding sentence, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information; provided, however, that the Holder shall not make any public disclosure of such material, nonpublic information.

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(xii) Listing. The Company shall promptly secure the listing of all of (i) the Converted Shares and (ii) any capital stock of the Company issued or issuable with respect to the Converted Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (the "Listed Securities") upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Listed Securities from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(b)(xii).

(xiii) Reporting Status. Until the date on which the Holder has sold all the Converted Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(xiv) No Integration Actions. None of the Company, any of its Affiliates or any Person acting on behalf of the Company or such Affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the 1933 Act) that would be integrated with the issuance of the Converted Shares in a manner that would require the registration under the 1933 Act of the issuance to the Holder or require shareholder approval under the rules and regulations of the Principal Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market with the issuance of Converted Shares contemplated hereby.

4.	CONDITIONS TO ComPANY'S OBLIGATIONs hereunder.

The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

(i) The Holder shall have duly executed this Agreement and delivered the same to the Company;

(ii) All Other Holders shall have duly executed and delivered to the Company either this Agreement or an Other Agreement; and

(iii) The representations and warranties of the Holder shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

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5.	CONDITIONS TO HOLDER'S OBLIGATIONs HEREUNDER.

The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder's sole benefit and may be waived by the Holder in respect of itself at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed this Agreement and delivered the same to the Holder;

(ii) All Other Holders shall have duly executed and delivered to the Company either this Agreement or an Other Agreement;

(iii) The Company shall have electronically delivered to the Holder the number of Converted Shares set forth on the Holder's signature page attached hereto in accordance with Section 2(a) hereof;

(iv) The Collateral Agent shall have issued and delivered an executed written instruction letter to the Bank instructing the Bank to send from the Control Account the amount set forth on the Holder's signature page by wire transfer of immediately available funds to the Holder pursuant to the Holder's wire instructions set forth on the Holder's signature page (the "Holder Control Account Release");

(v) The Bank shall have effected the Holder Control Account Release;

(vi) The Company shall have obtained the listing of all of the Converted Shares on each Eligible Market on which the Common Stock is then listed for trading;

(vii) The representations and warranties of the Company under this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

(viii) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market;

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(ix) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby; and

(x) Since the date hereof, no event that could be reasonably expected to cause a Material Adverse Effect shall have occurred.

6.	TERMINATION.

In the event that the Closing shall not have occurred by on or before five (5) Business Days from the date hereof, due to the Company's or the Holder's failure to satisfy the conditions set forth in Sections 4 and 5 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void.

7.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Costs and Expenses. [The Company shall reimburse the Holder or its designee(s) for all legal fees and expenses incurred in connection with the transactions contemplated hereby. Except as otherwise set forth above, the] [The] Holder and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys' fees.

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(c) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder, and any amendment to this Agreement made in conformity with the provisions of this Section 7(f) shall be binding on the Holder and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered pursuant to Section 9(f) of the Purchase Agreement).

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(j) Survival. The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Converted Shares.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

ENER-CORE, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

HOLDER:

[ ]

By:
Name:
Title:

Conversion Amount of Conversion Notes being converted:
$

Number of Converted Shares:

Holder's DWAC Instructions:

Cash to be wired to the Holder pursuant to the Holder Control Account Release:
$

Wire Instructions:

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